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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report: March 20, 2000            Commission File No. 0-24435
                --------------                                -------
(Date of earliest event reported)

                          MICROSTRATEGY INCORPORATED
                          --------------------------
            (Exact name of registrant as specified in its Charter)

          Delaware                                     51-0323571
          --------                                     ----------
(State or other jurisdiction of             (IRS Employer Identification No.)
incorporation or organization)

8000 Towers Crescent Drive, Vienna, VA                    22182
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(Address of principal executive offices)                (Zip Code)

                                (703) 848-8600
                                --------------
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

   On March 20, 2000, MicroStrategy Incorporated (the "Company") issued a press release announcing that the Company is revising its 1999 and 1998 revenues and operating results. The Company, with the concurrence of PricewaterhouseCoopers LLP, its auditors, will reduce its 1999 reported revenue from $205.3 million to between approximately $150.0 million and $155.0 million, and its results of operations from diluted net income per share of $0.15 to a diluted loss per share of between approximately $(0.43) and $(0.51). Correspondingly, deferred revenue at December 31, 1999 will increase from $16.8 million to between approximately $66.5 million and $76.5 million. The Company will also reduce its reported revenues for 1998 from $106.4 million to between approximately $95.9 million and $100.9 million, and its results of operations from diluted net income per share of $0.08 to diluted net income per share of between approximately $0.04 and $0.01.

   On March 21, 2000, the Company issued a clarification of its March 20, 1999 public statements. This clarification indicated that the principal reason for the Company's decision to revise its 1998 and 1999 reported revenues and operating results was the need to do so under existing accounting principles articulated in Statement of Position 97-2 and that the Company's previously reported revenues and operating results were not revised principally to conform with Staff Accounting Bulletin 101 in advance of its required implementation by March 31, 2000.

   On March 21, 2000, the Company also announced that a number of lawsuits purporting to be class actions had been filed naming the Company and certain of its officers and directors as defendants alleging violations of various securities laws in connection with the Company's previously announced revision of its 1999 and 1998 revenues and operating results.

   On March 21, 2000, the Company filed an Application for Withdrawal of Registration Statement relating to the Company's Registration Statement on Form S-3 (File No. 333-31042) with the Securities and Exchange Commission.

   Copies of the press releases have been filed with this Current Report on Form 8-K as Exhibits 99.1, 99.2 and 99.3 and are incorporated herein by reference.

ITEM 7.  EXHIBITS

99.1  Press release dated March 20, 2000.

99.2  Press release dated March 21, 2000.

99.3  Press release dated March 21, 2000.

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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 22, 2000                 MICROSTRATEGY INCORPORATED



                                       /s/  Michael J. Saylor
                                       ------------------------------------
                                       Michael J. Saylor
                                       Chief Executive Officer and
                                       Chairman of the Board of Directors

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                               INDEX TO EXHIBITS


Exhibit
  No.          Description
 -----         -----------

 99.1     Press release dated March 20, 2000.
 99.2     Press release dated March 21, 2000.
 99.3     Press release dated March 21, 2000.


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